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                                                                     Exhibit 4.1
NEI-
                                    [LOGO]

                             NETWORK ENGINES, INC.

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                 COMMON STOCK

THIS CERTIFICATE IS TRANSFERABLE                             CUSIP 64121A 10 7
IN BOSTON, MA OR NEW YORK, NY                                SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

THIS CERTIFIES THAT _________________________________________________________

is the owner of _____________________________________________________________

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF ONE CENT ($.01) EACH OF

                             NETWORK ENGINES, INC.

(hereinafter called the "Corporation") transferable upon the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Second Amended and Restated Certificate of Incorporation and Second Amended and Restated By-Laws of the Corporation as from time to time amended (copied of which are on file with the Corporation) to all of which the holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and its facsimile corporate seal to be hereunto affixed.

Dated:__________                   COUNTERSIGNED AND REGISTERED:
                                   EQUISERVE TRUST COMPANY, N.A.
                                   TRANSFER AGENT AND REGISTRAR


                                   BY_______________________________
                                          AUTHORIZED SIGNATURE


/s/ Douglas G. Bryant              /s/ Lawrence Genovesi
VICE PRESIDENT, SECRETARY          CHAIRMAN, PRESIDENT AND
AND TREASURER                      CHIEF EXECUTIVE OFFICER

                               [CORPORATE SEAL]
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                             NETWORK ENGINES, INC.

     The Corporation is authorized to issue more than one class of stock.
A statement of the powers, designations, preferences, and the relative participating, optional, or other rights of each class and series of stock and the qualifications, limitations or restrictions thereon will be provided without charge to each stockholder upon request to the Corporation.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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TEN COM    - as tenants in common          UNIF GIFT MIN ACT - ______Custodian_______
TEN ENT    - as tenants by the entireties                      (Cust)         (Minor)
JT TEN     - as joint tenants with right                       under Uniform Gifts to Minors
             of survivorship and not as                        Act________________
             tenants in common                                        (State)
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    Additional abbreviations may also be used though not in the above list.

For value received, _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
INDENTIFYING NUMBER OF ASSIGNEE

______________________________


_____________________________________________________________________________
  PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE

_____________________________________________________________________________

_____________________________________________________________________________

_____________________________________________________________________________
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_____________________________________________________________________________
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,__________________     ________________________________________________
                             NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatsoever.

SIGNATURE(S) GUARANTEED:_____________________________________________________
                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

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
              AMERICAN BANK NOTE COMPANY                                PRODUCTION COORDINATOR:
                55TH and SANSOM STREET                                BELINDA BECK: 215-764-8619
                PHILADELPHIA, PA  19139                                 PROOF OF APRIL 24, 2000
                    (215) 764-8600                                       NETWORK ENGINES, INC.
                                                                              H 66191 BK
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           SALES:  DAN BURNS:  617-786-7600                                 OPERATOR:    JW
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           /HOME16/LIVE JOBS/N/NETWORK 66191                                      NEW
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